SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: October 28, 1998
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-9)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-9583

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.



                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-9
                 -----------------------------------------------

                                October 28, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

      On October 28, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before October 1, 1998) as of October 1, 1998 of $501,190,013.51. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $25,059,500.68. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of October 1, 1998 was 1,454. The weighted average Note Rate of the Mortgage Loans as of October 1, 1998 was 7.307%. The weighted average remaining term to stated maturity of the Mortgage Loans as of October 1, 1998 was 356.23 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to February 1, 1988 or after October 1, 1998.

      None of the Mortgage Loans has a scheduled maturity later than October 1, 2028. Each Mortgage Loan has an original principal balance of not less than $150,000 nor more than $1,974,000. Mortgage Loans having an aggregate Adjusted Balance of $31,449,722 as of October 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of October 1, 1998 was 71.1%. No more than $5,489,719 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the


--------
   (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated October 26, 1998 and the Prospectus, dated October 26, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-9.

   (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

Mortgagor's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 65% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.50%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.50%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $5,331,927.46 and $495,858,086.05, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.556% and 7.315%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 349.77 months and 356.30 months, respectively.

      The Special Hazard Loss Amount as of October 1, 1998 was $5,489,719.06.

      The Fraud Loss Amount as of October 1, 1998 was $5,011,900.14.

      The Bankruptcy Loss Amount as of October 1, 1998 was $128,093.06.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of October 1, 1998 was $481,142,412.47.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of October 1, 1998 was $9,021,420.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of October 1, 1998 was $4,260,115.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of October 1, 1998 was $2,004,760.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of October 1, 1998 was $2,505,950.00.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of October 1, 1998 was $1,002,380.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of October 1, 1998 was $1,252,976.04.

      The Subordinated CitiCertificate Percentage is 4.000000099683%.*

      The Class M Subordination Percentage is 2.200000148204%.*

      The Class B-1 Subordination Percentage is 1.350000171116%.*

      The Class B-2 Subordination Percentage is 0.950000181898%.*

      The Class B-3 Subordination Percentage is 0.450000195376%.*

      The Class B-4 Subordination Percentage is 0.250000200767%.*


-----------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of October 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                      Number of       Aggregate Principal
Year Originated       Loans          Balances Outstanding

1988                         2      $             580,800
1990                         1                  1,821,335
1992                         2                    613,516
1993                         1                    240,734
1994                         5                  1,401,926
1995                         7                  2,052,124
1996                         8                  3,262,421
1997                        10                  2,914,225
1998                     1,418                488,302,933
                         -----                -----------

Total                    1,454      $         501,190,014
                         =====                ===========


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of               Number of       Aggregate Principal
Dwelling Unit         Loans          Balances Outstanding

Detached houses          1,353      $         466,055,265
Multi-family                18                  8,131,378
Dwellings*
Townhouses                  22                  6,712,754
Condominium Units
(one to four stories        30                  9,563,806
high)
Condominium Units
(over four stories          15                  5,401,431
high)
Cooperative Units           16                  5,325,380
                            --                  ---------

Total                    1,454      $         501,190,014
                         =====                ===========

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of               Number of       Aggregate Principal
Dwelling Unit         Loans          Balances Outstanding

1-family                 1,436      $         493,058,635
2-family                    15                  6,800,030
3-family                     3                  1,331,349
                             -                  ---------

Total                    1,454      $         501,190,014
                         =====                ===========

                             SIZES OF MORTGAGE LOANS

Outstanding Principal     Number of        Aggregate Principal
Balance by Loan Size      Loans           Balances Outstanding

$149,999 and under               1      $              149,124
$150,000 through $199,999        1                     155,006
$200,000 through $249,999      153                  36,982,948
$250,000 through $299,999      475                 130,957,257
$300,000 through $349,999      329                 106,809,824
$350,000 through $399,999      200                  75,661,870
$400,000 through $449,999      103                  43,843,142
$450,000 through $499,999       74                  35,224,686
$500,000 through $549,999       37                  19,599,638
$550,000 through $599,999       44                  25,417,355
$600,000 through $649,999       25                  15,920,460
$650,000 through $699,999        5                   3,380,810
$700,000 through $749,999        1                     736,955
$750,000 through $799,999        1                     799,376
$800,000 through $849,999        1                     808,455
$850,000 through $899,999        0                           0
$900,000 through $949,999        1                     923,314
$950,000 through $999,999        2                   1,998,459
$1,000,000 and over              1                   1,821,335
                                 -                   ---------

Total                        1,454      $          501,190,014
                             =====                 ===========

                    DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan             Number of            Aggregate Principal
Note Rate                 Loans               Balances Outstanding

6.25% - 6.50%                    6      $                2,117,721
6.51% - 7.00%                  237                      81,582,483
7.01% - 7.50%                1,027                     357,297,128
7.51% - 8.00%                  180                      58,596,056
8.01% - 8.375%                   4                       1,596,626
                                 -                       ---------

Total                        1,454      $              501,190,014
                             =====                     ===========




       DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                          Number of            Aggregate Principal
Loan-to-Value Ratio       Loans               Balances Outstanding

65.00% and Below               338      $              124,458,878
65.01% - 75.00%                474                     163,242,705
75.01% - 80.00%                535                     182,038,709
80.01% - 85.00%                 20                       6,152,066
85.01% - 90.00%                 77                      22,706,726
90.01% - 95.00%                 10                       2,590,930
                                --                       ---------

Total                        1,454      $              501,190,014
                             =====                     ===========

              GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                          Number of             Aggregate Principal
State                     Loans                Balances Outstanding

Alabama                          3      $                   869,845
Arizona                          7                        2,195,079
California                     871                      299,559,007
Colorado                        27                        8,819,512
Connecticut                     54                       21,895,038
Delaware                         1                          313,608
District of Columbia             5                        1,946,485
Florida                         18                        5,898,748
Georgia                         36                       13,532,069
Illinois                        35                       10,862,249
Maryland                        33                       11,521,980
Massachusetts                   42                       14,919,196
Michigan                         6                        1,798,583
Minnesota                        2                          593,675
Mississippi                      3                          933,905
Missouri                         7                        2,159,361
Nevada                           8                        2,676,028
New Hampshire                    4                        1,075,476
New Jersey                      56                       18,251,988
New Mexico                       5                        1,769,827
New York                        81                       28,646,696
North Carolina                  35                       11,427,051
Ohio                             3                        1,033,380
Oregon                           3                        1,149,481
Pennsylvania                     7                        2,205,030
South Carolina                  11                        3,496,759
Tennessee                        4                        1,061,538
Texas                           15                        5,844,575
Utah                             4                        1,645,889
Virginia                        43                       14,461,755
Washington                      24                        8,214,901
Wisconsin                        1                          411,300
                                 -                          -------

Total                        1,454      $               501,190,014
                             =====                      ===========


* Multi-family dwellings are 2-family, 3-family and 4-family

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CITICORP MORTGAGE SECURITIES, INC.
                                             (Registrant)

                                             By: /s/ John H. Outland
                                                -------------------------------
                                                     John H. Outland
                                                     Senior Vice President


Dated: October 28, 1998


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